EXHIBIT 10.01-01
AMENDMENT NO. 1 OF
ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT

PARTIES:
ARIZONA PUBLIC SERVICE COMPANY, corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Arizona", SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project", TUCSON GAS AND ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Tucson", PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as "PNM", EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "El Paso" and ARIZONA ELECTRIC POWER COOPERATIVE, INC., a corporation existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "AEPCO".

DATED:	As of January 1, 1974.

WHEREAS, Arizona, Salt River Project, Tucson, PNM and El Paso are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement dated as of August 23, 1973 (the "Agreement"); and

WHEREAS, concurrently herewith Arizona, Salt River Project and Tucson have jointly assigned and transferred to AEPCO an undi- vided 2.4% interest in the Arizona Nuclear Power Project and in the Project Agreements and a 2.4% Generation Entitlement Share under the Agreement, and AEPCO has become, and assumed and agreed fully to perform and discharge all of the obligations of, a Participant under the Agreement to the extent of the interests and Generation Entitlement Share assigned and transferred to it;

WHEREAS, the parties hereto, constituting all of the Participants under the Agreement as of the date hereof, desire to amend and/or supplement certain portions of the Agreement;

NOW, THEREFORE, in consideration of the covenants and conditions set forth in the Agreement and hereinafter, the parties hereto agree as follows:

1.    Section 3.3 of the Agreement is hereby amended to read hereafter as follows:

"3.3 ANPP: The Arizona Nuclear Power Project, which shall, after January 1, 1974, be known and referred to as the Palo Verde Nuclear Generating Station (the "Palo Verde Station")."

2.    Section 3.28 of the Agreement is hereby amended to read hereafter as follows:

"3.28 Generation Entitlement Share: The percentage entitlement of each Participant to the Net Energy Generation and to the Available Generating Capability. Each Participant's percentage entitlement is as follows:

3.28.1	Arizona	=	28.1	percent
3.28.2	Salt River Project	=	28.1	percent
2.28.3	Tucson	=	15.4	percent
3.28.4	PNM	=	10.2	percent
3.28.5	El Paso	=	15.6	percent
3.28.6	AEPCO	=	2.4	percent	. "

3.    Section 15.3 of the Agreement is hereby amended to read hereafter as follows:

"15.3 Without the prior written consent of any other Participant, each Participant shall have the right to transfer or assign all or part of its Generation Entitlement Share, together with an equal interest in the ownership of ANPP and in the Project Agreements, to any person, partnership, corporation or governmental corporation or agency engaged in the generation, transmission or distribution of Energy."

4.    Section 38.1.5 of the Agreement is hereby amended to read hereafter as follows:

"38.1.5	El Paso Electric Company
c/c Secretary
P.O. Box 982
El Paso, Texas 79999."

5.    Section 38 of the Agreement is hereby supplemented by the addition of the following section:

"38.1.6	Arizona Electric Power Cooperative, Inc.
c/c Secretary
P.O. Box 670
Benson, Arizona 85602."

6.    Appendices A and B are amended and/or supplemented, as appropriate, to read or appear hereafter as set forth in Amended Appendices A and B attached hereto.

7.    Sections E.9.1 and E.9.2 of Appendix E are amended to read hereafter as follows:

"E.9.1 The Capital A & G Ratio shall be the percentage computed by dividing (i) the amounts equal to (A) the sum of (a) the total amounts charged to FPC Accounts 920 and 921 multiplied by the Construction Ratio computed in accordance with Section E.8 hereof, and (b) the product of the portion of labor charges included in (a) above multiplied by the sum of the Payroll Tax Ratio, the Benefits Ratio and the Compensation Insurance Ratio and (B) the portion of administrative and general expenses charged to FPC Accounts 920 and 921 allocable to contract construction for ANPP by (ii) the total labor in construction accounts (exclusive of overheads).

"E.9.2 The following example sets forth the method to be employed by the Operating Agent to determine the Capital A & G Ratio:

EXAMPLE COMPUTATION OF CAPITAL A & G RATIO
(Based on the Operating Agent's 1972 Experience)

	Labor	Total
Administrative and General Salaries
charged to FPC Account 920	$2,522,177	$2.522,177
Office Supplies and Expenses
charged to FPC Account 921	___________	936,388
TOTAL	$2,522,177	$3,458,565

Line 7 multiplied by Construc- tion Ratio @ 45.165% (See Example in Section E.8.4)	$1,139,141	$1,562,061

Payroll Taxes @ 3.746% (See Example in Section E.4.2) on labor charges shown on line 9 above. . . . . . . . . . . . . . . . . . . .	42,672
Pensions and Benefits @ 12.811% (See Example in Section E.5.2) on labor charges shown on line 9 above. . . . . . . . . . . . . . . . .	145,935
Compensation Insurance @ 1.204% (See Example in Section E.7.2) on labor charges shown on line 9 above. . . . . . . . . . . . . . . . . . . . .	13,715
Total administrative and general expense allocable to Construction. . . . . . .	$1,764,385
Less that portion allocable to Contract Construction for ANPP. . .	-0-
Total A & G Expense plus pensions and benefits allocable to Construction. . . . . . . .	$1,764,383

Construction Labor Base. . . . . . . . .	$14,200,724

Capital A & G Ratio for 1972 $1,764,383 ÷ $14,200,724. . . . . . .	12.425%	"

8.    Except as explicitly set forth in this Amendment
No. 1, the Agreement shall remain in full force and effect.

WHEREFORE, the parties have executed this Amendment
No. 1 as of the date first set forth above.

ARIZONA PUBLIC SERVICE COMPANY
ATTEST:
/s/Gerald J. Griffin	By	/s/Thomas G. Woods, Jr.
Assistant Secretary		Vice President

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:

/s/F. E. Smith	By	/s/Karl F. Abel
Secretary		President

ATTEST:		TUCSON GAS AND ELECTRIC COMPANY
/s/[ILLEGIBLE]	By	/s/N. M. Lovell
Secretary		Senior Vice President

PUBLIC SERVICE COMPANY OF NEW MEXICO
ATTEST:
/s/Bernice A. Lopez	By	/s/C. D. Bedford
ASSISTANT SECRETARY
EL PASO ELECTRIC COMPANY
ATTEST:
/s/[ILLEGIBLE]	By	/s/R. E. York
Secretary
ATTEST:		ARIZONA ELECTRIC POWER COOPERATIVE, INC.
/s/Dexter M. Smith	By	/s/J. A. Kartchner
General Manager		President

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this 25th day of June, 1974, before me, the undersigned Notary Public, personally appeared THOMAS G. WOODS, JR. and GERALD I. GRIFFIN who acknowledged themselves to be the VICE PRESIDENT and Assistant Secretary of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such VICE PRESIDENT and Assistant Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Sylvia E. Noe
Notary Public
My Commission Expires:

My Commission Expires Sept. 9, 1974

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this 12th day of June, 1974, before me, the undersigned Notary Public, personally appeared KARL F. ABEL and F. E. Smith who acknowledged themselves to be the President and Secretary of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under the laws of the State of Arizona, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such President and Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/James V. Stone
Notary Public
JAMES V. STONE
My Commission Expires June 14, 1977
My Commission Expires:

STATE OF ARIZONA	)
	)	ss.
County of Pima	)

On this 19th day of June, 1974, before me, the undersigned Notary Public, personally appeared N. M. Lovell and [ILLEGIBLE] who acknowledged themselves to be the Senior Vice President and Secretary of TUCSON GAS AND ELECTRIC COMPANY, an Arizona corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such SENIOR VICE PRESIDENT and Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Constance O. Ferguson
Notary Public

My Commission Expires:
My Commission Expires Sept. 1, 1976

STATE OF NEW MEXICO	)
	)	ss.
County of Bernalillo	)

On this 24th day of June, 1974, before me, the undersigned Notary Public, personally appeared C. D. Bedford and Bernice A. Lopez who acknowledged them- selves to be the Vice President and Asst. Secretary of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such Vice President and Asst. Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[ILLEGIBLE]
Notary Public
My Commission Expires:

March 4, 1975

STATE OF TEXAS	)
	)	ss.
County of El Paso	)

On this 25th day of June, 1974, before me, the undersigned Notary Public, personally appeared R. E. York and [ILLEGIBLE] who acknowledged them- selves to be the Senior Vice President and Secretary of EL PASO ELECTRIC COMPANY, a Texas corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such SENIOR VICE PRESIDENT and Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/R.G. Crocker
Notary Public
My Commission Expires:

/s/ R. G. Crocker Notary Public
in and for the County of El Paso, Texas
My Commission Expires June 1, 1975

STATE OF ARIZONA	)
	)	ss.
County of Cochise	)

On this 25th day of June, 1974, before me, the undersigned Notary Public, personally appeared J. A. Kartchner and Dexter M. Smith who acknowledged them- selves to be the President and General Manager of ARIZONA ELECTRIC POWER COOPERATIVE, INC., an Arizona corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such President and General Manager.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.
My Commission Expires:

[ILLEGIBLE]
Notary Public
My Commission Expires April 24, 1976

APPENDIX A
DESCRIPTION OF ARIZONA NUCLEAR POWER PROJECT
I.    Three (3) Combustion Engineering "System 80" pressurized water reactor nuclear steam supply systems. Each NSSS is comprised of a reactor vessel containing 241 fuel assemblies with approximately 100 tons of enriched uranium, two steam generators, four reactor coolant pumps and various additional systems and subsystems. The thermal rating of each NSSS is 3817 MWt.
II.    Three (3) GE TC6F-43, 1800 R/MIN tandem-compound, six flow, reheat turbine generators including turbines, generators, moisture separator-reheaters, exciters, controls, and auxiliary subsystems. The direct-driven generator is conductor cooled and rated at 1,554 MVA at 24,000 V, 3 phase, 60 Hz, 1.5 in Hg ABS back pressure, and approximately 1,363 MWe maximum gross output.
III.    Three (3) 146 ft. inside diameter, steel-lined, prestressed concrete cylindrical containment buildings with hemispherical domes designed for 60 psig. Each containment building houses the reactor systems.
IV.    Auxiliary systems and equipment including engineered safeguards systems, reactor auxiliary systems, turbine-generator auxiliary systems associated with I, II and III.
V.    Three (3) cooling tower systems, including closed cycle circulating water systems, make-up water systems and essential spray ponds.

A-1

VI.    Three (3) radioactive waste treatment systems, including liquid, gaseous, and solid waste subsystems, controls, instrumentation, storage, handling and shipment facilities.
VII.    An administration building, three (3) auxiliary buildings, three (3) turbine buildings, warehouse, visitor center, and other support buildings to be located adjacent to said units.
VIII.    All facilities and equipment to provide interconnection between each turbine generator and the High Voltage Switchyard, including startup transformers and a standby equipment and systems.
IX.    Three (3) emergency diesel-generator systems, including three diesel generator buildings which contain two diesel generators each, fuel oil systems, storage tanks, emergency buses and control and instrumentation systems.
X.    Station internal and external communication systems, including associated interconnections and computer data links.
XI.    The Plant Site described in Appendix B.
XII.    Access roads, railroad spurs, security fencing and surveillance systems and guard facilities, including associated radioactive monitoring systems or equipment.
XIII.    Water treatment facilities and transport systems, including rights-of-way, for supply of waste water effluent from the 91st Avenue sewage treatment plant serving the Phoenix metropolitan area.

A-2

ASSIGNMENT OF INTERESTS

PARTIES:
ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation ("Arizona"); SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district ("Salt River Project"); TUCSON GAS AND ELECTRIC COMPANY, an Arizona corporation ("Tucson"); and ARIZONA ELECTRIC POWER COOPERATIVE, INC., an Arizona corporation ("AEPCO").

DATED:	As of January 1, 1974.

WHEREAS, Arizona, Salt River Project and Tucson are parties to the Arizona Nuclear Power Project Participation Agreement dated as of August 23, 1973 (the "Agreement"); and

WHEREAS, all of the parties to the Agreement and AEPCO are concurrently herewith executing an Amendment No. 1 to the Agreement, in part, providing for a change of the name of the project from the Arizona Nuclear Power Project ("ANPP") to the Palo Verde Nuclear Generating Station (the "Palo Verde Station") and permitting assignments of interest therein, in the Project Agreements thereunder and of Generation Entitlement Shares thereunder of less than 5%; and

WHEREAS, Arizona, Salt River Project and Tucson desire to assign and transfer to AEPCO, and AEPCO wishes to accept an assignment and transfer of, and undivided 2.4% interest in the Palo Verde Nuclear Generating Station (the "Palo Verde Station") and in the Project Agreements under the Agreement, and a 2.4% Generation Entitlement Share under the Agreement; and

WHEREAS, AEPCO wishes to obtain all of the benefits of a Participant under the Agreement, and, for that purpose, to assume and agree fully to perform and discharge all of the obligations of a Participant under the Agreement to the extent required by its interests in the Palo Verde Station and the Project Agreements and by its Generation Entitlement Share,

NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions set forth herein, the parties hereto agree as follows:

1.    Assignment. Arizona, Salt River Project and Tucson each hereby assigns and transfers to AEPCO an undivided interest in the Palo Verde Station and the Project Agreements, and a Generation Entitlement Share, as set forth hereafter:

APPENDIX B

DESCRIPTION OF THE NUCLEAR PLANT SITE

The Palo Verde Nuclear Generating Station site is located in Maricopa County, Arizona, approximately 36 miles west of the City of Phoenix and approximately 16 miles west of the City of Buckeye. The Plant Site is described as follows:
The West Half (W 1/2 of the Northwest Quarter (NW 1/4) and the West Half (W 1/2) and the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of Section Twenty‑six (26), all of Section Twenty-seven (27) except the Northwest Quarter (NW 1/4) thereof, the Southeast Quarter (SE 1/4) of Section Twenty-eight (28), the East Half (E 1/2) of Section Thirty-three (33), all of Section Thirty-four (34) and the West Half (W 1/2) of Section Thirty-five (35), all in Township One (1) North, Range Six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; and

The West Half (W 1/2) of the West Half (W 1/2) of Section Two (2), all of Section Three (3), the East Half of Section Four (4), the East Half (E 1/2) of the Southeast Quarter (SE 1/4) of Section Nine (9), all of Section Ten (10) except the West Half (W 1/2) of the Northwest Quarter (NW 1/4) and the East Half (E 1/2) of the Southeast Quarter (SE 1/4) thereof, all in Township One (1) South, Range six (6) West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

B-1

Arizona	-	1.0%
Salt River Project	-	1.0%
Tucson	-	0.4%

2.    Assumption. As of the date hereof, AEPCO assumes and agrees fully to perform and discharge all of the respective obligations of Arizona, Salt River Project and Tucson under the Agreement to the extent required by reason of the interests and Generation Entitlement Shares assigned and transferred hereby.

3.    Reimbursement for Costs. AEPCO agrees to reimburse Arizona, Salt River Project and Tucson not later than December 31, 1974 for that portion of the Construction Costs incurred and paid by each of Arizona, Salt River Project and Tucson, which is attributable to the interests assigned and transferred hereby, together with interest on the respective amounts to be reimbursed computed from the various dates of payments by Arizona, Salt River Project and Tucson of such Construction Costs to the date of such reimbursement pursuant hereto at the rates of 8.46% per annum (in the cases of Arizona and Tucson) and 6.5% per annum (in the case of Salt River Project).

4.    Option. At any time prior to the issuance by the United States Atomic Energy Commission of a construction permit for the first Generating Unit at Palo Verde Station, AEPCO shall have an option to resell to each of Arizona, Salt River Project and Tucson, not less than all of the respective interests and Generation Entitlement Shares assigned and transferred hereby. Such option shall be exercised only by written notice thereof delivered in person or sent by registered or certified mail, postage prepaid, to Arizona, Salt River Project and Tucson at their respective addresses set forth in Section 38 of the Agreement prior to the issuance by the United States Atomic Energy Commission of the construction permit for such Generating Unit at Palo Verde Station. Upon the proper exercise of such option, Arizona, Salt River Project and Tucson shall be obligated to repurchase from AEPCO not less than all of the respective interests and Generation Entitlement Shares assigned and transferred hereby at a purchase price, in the case of each purchaser, payable within one year following receipt of notice of exercise of the option, equal to the amount of Construction Costs (and the interest thereon) reimbursed and paid by AEPCO to each such purchaser pursuant to Section 3 hereof plus that portion of all Construction Costs incurred and paid directly by AEPCO under the Agreement attributable to the respective interests assigned and transferred pursuant to Section 1 hereof, with interest on the purchase price to be paid by each such purchaser at a rate equal to the annual rate of interest then being paid by AEPCO on monies borrowed by it for the purposes of making the reimbursements required by Section 3 hereof and paying Construction Costs under the Agreement. Such interest shall be computed from the date(s) of the reimbursements required by Section 3 hereof (as to those portions of the purchase price attributable to reimbursed Construction Costs) and from the date(s) of direct payments by AEPCO of Construction Costs (as to those portions of the purchase price attributable thereto) to the date(s) of payment by each of the respective purchasers. As of the date of payment of the purchase price by each such purchaser as specified herein, the respective interests in the Palo Verde Station, the Project Agreements and the Generation Entitlement Shares assigned and transferred pursuant to Section 1 hereof shall be reassigned and retransferred without further action to the respective purchasers. After the date upon which the option is exercised, AEPCO shall have no liability for any Construction Costs or any other costs under the Agreement and Arizona, Salt River Project and Tucson shall assume responsibility for all such Construction Costs and other costs under the Agreement in proportion to their respective interests in the Palo Verde Station and Project Agreements and their respective Generation Entitlement Shares following such reassignment and retransfer.

5.    Compensation for Nonuse of Capacity. In the event that following the exercise of the option set forth in Section 4 hereof and for a period of three years following the first Date of Commercial Operation of any Palo Verde Station Generating Unit, either Arizona, Salt River Project or Tucson does not require all or any portion of the Generation Entitlement Shares reassigned and retransferred pursuant to such option to meet their respective load or reserve requirements, AEPCO shall be required to compensate Arizona, Salt River Project and/or Tucson, as the case may be, for that portion of their respective fixed charges in connection with the Palo Verde Station attributable to the portion of the Generation Entitlement Shares not required by each such party during any period or periods when such Generation Entitlement Share is not required to meet such load or reserve requirements, provided that any such compensation shall be paid for a minimum of each calendar month for each such period. To the extent compensation is paid by AEPCO hereunder, power and energy shall be made available to AEPCO in proportion to the compensation so paid.

6.    Terms. The terms "Palo Verde Station", "Construction Costs", "Generation Entitlement Share", "Date of Commercial Operation", "Generating Unit", "Project Agreements", and "Participant" as used herein shall have the respective meanings set forth in the Agreement.

7.    Binding Effect. This Assignment of Interests and the terms contained herein shall bind and inure to the benefit of the respective successors, assigns, trustees and/or representatives of the parties hereto.

8.    Governing Law. This Assignment of Interest shall be governed by and construed in accordance with the laws of the State of Arizona.

WHEREFORE, the parties have executed this Assignment of Interests as of the date first set forth above.

ARIZONA PUBLIC SERVICE COMPANY
ATTEST:	By	/s/Thomas G. Woods, Jr.
/s/Gerald J. Griffin		Vice President
Assistant Secretary

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

ATTEST AND COUNTERSIGN:	By	/s/Karl F. Abel
President
/s/F. E. Smith
Secretary		TUCSON GAS AND ELECTRIC COMPANY

ATTEST:	By	/s/N. M. Lovell
[ILLEGIBLE]		Senior Vice President
Secretary
ARIZONA ELECTRIC POWER COOPERATIVE, INC.

ATTEST:
/s/Dexter M. Smith	By	/s/J. A. Kartchner
General Manager		President

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this 25th day of June, 1974, before me, the undersigned Notary Public, personally appeared THOMAS G. WOODS, JR. and GERALD I. GRIFFIN who acknowledged themselves to be the VICE PRESIDENT and Assistant Secretary of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such VICE PRESIDENT and Assistant Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[ILLEGIBLE]
Notary Public

My Commission Expires:

My Commission Expires Aug. 30, 1977

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this 12th day of June, 1974, before me, the undersigned Notary Public, personally appeared KARL F. ABEL and F. E. Smith who acknowledged themselves to be the President and Secretary of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under the laws of the State of Arizona, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such President and Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.
My Commission Expires:

/s/ James V. Stone
Notary Public
JAMES V. STONE
My commission Expires June 14, 1977

STATE OF ARIZONA	)
	)	ss.
County of Pima	)

On this 19th day of June, 1974, before me, the undersigned Notary Public, personally appeared N. M. Lovell and [ILLEGIBLE] who acknowledged themselves to be the Senior Vice President and Secretary of TUCSON GAS AND ELECTRIC COMPANY, an Arizona corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such Senior Vice President and Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Constance O. Ferguson
Notary Public

My Commission Expires:
My Commission Expires Sept. 1, 1976

STATE OF ARIZONA	)
	)	ss.
County of Cochise	)

On this 25th day of June, 1974, before me, the undersigned Notary Public, personally appeared J. A. Kartchner and Dexter M. Smith who acknowledged themselves to be the President and General Manager of ARIZONA ELECTRIC POWER COOPERATIVE, INC., an Arizona corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such President and General Manager.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[ILLEGIBLE]
Notary Public

My Commission Expires:
My Commission Expires April 24, 1976